UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-02183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)
251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 704-805-7200
Date of fiscal year end: 12/31
Date of reporting period: 06/30/24

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e- 1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

(a) Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings Corporate Investors

Report for the Six Months Ended June 30, 2024

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST System, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situations investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below-investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.
Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors
TO OUR SHAREHOLDERS
July 31, 2024

We are pleased to present the June 30, 2024, Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.40 per share, payable on September 13, 2024 to shareholders of record on August 26, 2024. This represents an increase of $0.01 per share or 2.6% over the previous dividend of $0.39 per share and the eighth consecutive quarterly increase. The Trust earned $0.42 per share of net investment income, net of taxes, for the second quarter of 2024, compared to $0.40 per share in the previous quarter. The increase in net investment income was predominantly related to $0.03 per share of non-recurring income (repayment of past due income) received in the second quarter, coupled with lower operating expenses compared to the first quarter.

	June 30, 2024(1)(2)	March 31, 2024(1)(2)	% Change
Quarterly Dividend per share	0.40(3)	0.39	2.6%
Net Investment Income(4)	$8,623,460	$8,072,939	6.8%
Net Assets	$350,112,108	$350,763,288	(0.2)%
Net Assets per share(5)	$17.22	$17.28	(0.3)%
Share Price	$18.62	$17.19	8.3%
Dividend Yield at Share Price	8.6%	9.1%	(5.5)%
(Discount) / Premium	1.1%	(0.5)%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on September 13, 2024
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 20,298,644 as of 3/31/20243 and 20,334,874 as of 6/30/2024, respectively.

•Quarterly total returns at June 30, 2024 and March 31, 2024 were 1.91% and 0.3%, respectively. Longer term, the Trust returned 10.9%, 9.7%, 9.8%, 9.6% and 11.1% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end (discount) / premium for the 1, 3, 5 and 10-year periods was 2.7%, (7.8)%, (7.2)%, and (0.1)% respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, returned 1.1% and 1.9% for the quarter, respectively

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of June 30, 2024, has over 30 years of experience and had commitments of over $26 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.09x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 27 different industries across 172 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 14.1% of the market value of the Trust was equity, generating ~$23.1 million ($1.14 per share) in unrealized appreciation as of June 30, 2024.

(Continued)
PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. The Trust closed five new private placement investments and add-on investments to 22 existing portfolio companies during the second quarter of 2024. The total amount invested by the Trust in these transactions was $9.9 million.

PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $26.9 million or 6.5% of total assets, in addition to a low leverage profile at 0.09x as of June 30, 2024. Given the migration of the portfolio towards more senior secured investments and a larger cash balance, the Trust paid down the credit facility in its entirety in the second quarter. The available credit facility balance coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.40 per share is the eighth consecutive quarterly dividend increase. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has increased as interest rates have risen. We believe the increase in interest rates coupled with the overall strong credit quality of the Trusts supports the increase in the quarterly dividend. In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.
Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,
Christina Emery
President

Barings Corporate Investors

Portfolio Composition as of 06/30/24*

Public Bank Loans
1.0%
Public Equity
—%
Private Debt
3.2%
Cash & Short-Term Investments
7.2%
Private / Restricted Equity
13.8%
Private Bank Loans
74.8%

Cash & Short-Term Investments 7.2%
Equity 13.8%
Fixed Rate 9.6%
Floating Rate 69.4%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$26,655
$15,247
7/1/2014
6/30/2015
6/30/2016
6/30/2017
6/30/2018
6/30/2019
6/30/2020
6/30/2021
6/30/2022
6/30/2023
6/30/2024
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns June 30, 2024	1 Year	5 Year	10 Year
Barings Corporate Investors	36.80%	11.76%	10.30%
Bloomberg Barclays U.S. Corporate High Yield Index	10.44%	3.92%	4.31%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
June 30, 2024
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$332,371,484
(Cost - $ 314,824,784)
Corporate restricted securities - rule 144A securities at fair value	8,454,142
(Cost - $ 9,046,024)
Corporate public securities at fair value	3,769,063
(Cost - $ 4,661,424)
Short-term securities at fair value	14,965,253
(Cost - $ 14,965,253)

Total investments (Cost - $ 343,497,485)	359,559,942
Cash	11,920,714
Foreign currencies (Cost - $ 14,921)	13,787
Receivable for investments sold	4,942,523
Dividend and interest receivable	4,891,526
Capital contribution receivable	632,221
Deferred financing fees	168,859
Other assets	368,194
Total assets	382,497,766

Liabilities:
Note payable	30,000,000
Investment advisory fee payable	1,094,100
Deferred tax liability	919,135
Interest payable	132,375
Accrued expenses	240,048
Total liabilities	32,385,658
Commitments and Contingencies (See Note 7)
Total net assets	$350,112,108
Net Assets:
Common shares, par value $1.00 per share	$20,334,874
Additional paid-in capital	278,215,805
Total distributable earnings	51,561,429
Total net assets	$350,112,108
Common shares issued and outstanding (28,054,782 authorized)	20,334,874
Net asset value per share	$17.22

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the six months ended June 30, 2024
(Unaudited)

Investment Income:
Interest	$20,175,520
Dividends	101,407
Other	262,314
Total investment income	20,539,241
Expenses:
Investment advisory fees	2,190,235
Interest and other financing fees	965,200
Trustees’ fees and expenses	214,200
Professional fees	264,410
Reports to shareholders	138,000
Custodian fees	16,800
Other	53,997
Total expenses	3,842,842
Investment income - net	16,696,399
Income tax, including excise tax benefit	200
Net investment income after taxes	16,696,199
Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investments before taxes	627,301
Income tax benefit	(22,202)
Net realized gain on investments after taxes	605,099
Net increase in unrealized appreciation of investments before taxes	(89,433)
Net decrease in unrealized appreciation of foreign currency translation before taxes	(520)
Deferred income tax benefit (expense)	(284,691)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	(374,644)
Net gain on investments and foreign currency	230,455
Net increase in net assets resulting from operations	$16,926,654

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the six months ended June 30, 2024
(Unaudited)

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	$(37,326,498)
Proceeds from disposition of portfolio securities	62,928,707
Interest, dividends and other income received	19,736,080
Interest expenses paid	(1,031,601)
Operating expenses paid	(3,907,146)
Income taxes paid	(922,403)
Net cash provided by operating activities	24,518,626
Cash flows from financing activities:
Repayments under credit facility	(12,500,000)
Cash dividends paid from net investment income	(15,615,924)
Receipts for shares issued on reinvestment of dividends	643,610
Financing fees paid	18,889
Net cash used for financing activities	(27,453,425)
Net decrease in cash & foreign currencies	(2,934,799)
Cash & foreign currencies - beginning of period	14,869,820
Effects of foreign currency exchange rate changes on cash and cash equivalents	(520)
Cash & foreign currencies - end of period	$11,934,501
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$16,926,654
Decrease in investments	9,912,376
Decrease in interest receivable	795,574
Increase in receivable for investments sold	(4,124,135)
Decrease in payment-in-kind non-cash income received	2,146,225
Decrease in amortization	610,390
Increase in other assets	(37,763)
Decrease in tax payable	(900,000)
Increase in deferred tax liability	284,690
Decrease in investment advisory fee payable	(1,048,942)
Decrease in interest payable	(66,401)
Increase in accrued expenses	19,438
Total adjustments to net assets from operations	7,591,452
Effects of foreign currency exchange rate changes on cash and cash equivalents	520
Net cash provided by operating activities	$24,518,626

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors

	For the six months ended 06/30/2024 (Unaudited)	For the year ended 12/31/2023
Increase / (decrease) in net assets:
Operations:
Investment income - net	$16,696,199	$32,631,730
Net realized gain / (loss) on investments and foreign currency after taxes	605,099	(1,447,280)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	(374,644)	5,774,586

Net increase in net assets resulting from operations	16,926,654	36,959,036

Increase from common shares issued on reinvestment of dividends	1,275,831	—

Dividends to shareholders from:
Net investment income	(7,916,471)	(28,771,641)

Total increase / (decrease) in net assets	10,286,014	8,187,395

Net assets, beginning of period/year	339,826,094	331,638,699

Net assets, end of period/year	$350,112,108	$339,826,094

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors

Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/2024 (Unaudited)	For the years ended December 31,
		2023	2022	2021	2020	2019
Net asset value: Beginning of period / year	$16.77	$16.37	$16.68	$15.04	$15.24	$14.50
Net investment income (a)	0.82	1.61	1.03	0.93	1.20	1.11
Net realized and unrealized gain / (loss) on investments	0.01	0.21	(0.32)	1.67	(0.44)	0.82
Total from investment operations	0.83	1.82	0.71	2.60	0.76	1.93
Dividends from net investment income to common shareholders	(0.39)	(1.42)	(0.88)	(0.96)	(0.96)	(1.20)
Dividends from realized gain on investments to common shareholders	—	—	(0.14)	—	—	—
Increase from dividends reinvested	0.01	—	—	—	—	0.01
Total dividends	(0.38)	(1.42)	(1.02)	(0.96)	(0.96)	(1.19)
Net asset value: End of period / year	$17.22	$16.77	$16.37	$16.68	$15.04	$15.24
Per share market value: End of period / year	$18.62	$18.43	$13.96	$15.98	$13.18	$16.86
Total investment return
Net asset value (b)	5.01%	11.62%	4.34%	17.57%	5.36%	13.71%
Market value (b)	3.29%	43.84%	(5.66%)	29.13%	(15.95%)	23.77%
Net assets (in millions): End of period / year	$350.11	$339.83	$331.64	$338.04	$304.68	$308.25
Ratio of total expenses to average net assets (c)	2.23% (d)	2.57%	2.33%	2.78%	1.53%	2.33%
Ratio of operating expenses to average net assets	1.66% (d)	1.65%	1.58%	1.61%	1.54%	1.57%
Ratio of interest expense to average net assets	0.56% (d)	0.61%	0.51%	0.33%	0.35%	0.35%
Ratio of income tax expense to average net assets	0.01% (d)	0.31%	0.24%	0.84%	(0.36)%	0.42%
Ratio of net investment income to average net assets	9.64% (d)	9.56%	6.17%	5.84%	8.17%	7.41%
Portfolio turnover	10%	12%	12%	45%	33%	21%
(a)    Calculated using average shares.
(b)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)    Total expenses include income tax expense.
(d)    Annualized.

	For the six months ended 06/30/2024 (Unaudited)	For the years ended December 31,
Senior borrowings:		2023	2022	2021	2020	2019
Total principal amount (in millions)	$30	$43	$46	$38	$30	$30
Asset coverage per $1,000 of indebtedness	$12,670	$8,996	$8,210	$9,896	$11,156	$11,275

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
10.18% Term Loan due 06/24/2025 (SOFR+ 4.750%)	$4,811,474	*	$4,793,583	$4,811,473
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
11.23% First Lien Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$967,591	04/05/22	934,111	922,879
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	12,779
			951,616	935,658
AdaCore Inc
A provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
11.60% First Lien Term Loan due 03/13/2030 (SOFR + 6.250%) (G)	$2,431,032	03/13/24	1,590,005	1,593,032

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	121,155
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	31,248
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	152,403
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
10.83% Incremental Term Loan due 11/08/2028 (SOFR + 5.500%)	$1,999,156	02/15/24	1,953,140	1,979,165
10.83% Term Loan due 11/01/2029 (SOFR + 5.500%) (G)	$493,750	11/01/22	401,091	405,479
			2,354,231	2,384,644
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.85% Second Lien Term Loan due 03/31/2029 (SOFR + 7.500%)	$3,387,097	04/06/21	3,341,715	3,387,097
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	178,288
			3,454,618	3,565,385

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
10.84% First Lien Term Loan due 04/28/2029 (SOFR + 5.500%) (G)	$1,190,147	04/28/23	$916,671	$940,588
Limited Liability Company Unit (B) (F)	46,734 uts.	04/28/23	46,734	53,277
			963,405	993,865
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	162,782

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
11.60% Term Loan due 11/22/2028 (SOFR + 6.250%) (G)	$1,944,645	12/01/22	586,896	597,365
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	35,048
			604,896	632,413
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
10.18% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$726,119	07/15/22	673,691	680,790
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	32,649
			696,133	713,439
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$1,853,770	11/19/15	1,853,534	1,583,119
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	6,759
			2,078,834	1,589,878
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
11.48% Term Loan due 07/27/2024 (SOFR+ 6.000%)	$3,591,000	10/30/18	3,587,003	3,368,358

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	458,329
			425,300	883,204
BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.43% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	881,497	909,091
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	86,552
			972,497	995,643

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.70% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$2,768,702	11/30/21	$2,212,185	$2,243,702
12.00% HoldCo PIK Note due 05/19/2028	$797,165	11/30/21	790,107	789,990
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	127,436
			3,092,036	3,161,128
Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	114,894	113,745
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	22,288
			160,380	136,033
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	365 shs.	07/18/22	402,626	367,186

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
11.19% Term Loan due 10/14/2027 (SOFR + 5.750%) (G)	$2,903,753	10/14/21	2,831,965	2,847,905
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	239,682
			3,064,666	3,087,587
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
11.50% Term Loan due 10/04/2024 (SOFR + 6.000%)	$1,631,521	10/03/18	1,627,442	1,589,102

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
10.23% First Lien Term Loan due 04/30/2025 (SOFR + 4.750%)	$2,149,576	05/14/18	2,139,423	2,110,883
10.58% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$916,403	10/02/23	899,994	903,573
			3,039,417	3,014,456
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
10.60% Term Loan due 12/10/2028 (SOFR + 5.000%) (G)	$4,898,109	12/13/21	4,364,364	4,340,899

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
11.04% Term Loan due 02/11/2030 (SOFR + 5.750%) (G)	$913,232	02/26/24	$401,357	$402,400
Limited Liability Company Unit (B)	25 uts.	02/26/24	25,000	24,979
			426,357	427,379
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.81% First Lien Term Loan due 09/30/2029 (SOFR + 5.500%) (G)	$1,994,632	10/4/2023	1,289,178	1,298,959

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
10.93% Term Loan due 12/27/2027 (SOFR + 6.100%) (G)	$1,933,038	12/28/21	1,761,286	1,753,242
Limited Liability Company Unit (B) (F)	24,016 uts.	07/22/22	25,331	22,335
			1,786,617	1,775,577
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
11.09% Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$1,681,818	03/20/23	1,157,361	1,193,606
Limited Liability Company Unit (B)	606,358 uts.	03/20/23	293,969	517,173
			1,451,330	1,710,779
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
11.09% Term Loan due 03/15/2030 (SOFR + 5.750%) (G)	$1,904,762	03/15/24	1,224,569	1,226,794
Limited Liability Company Unit Class A (B) (F)	117 shs.	03/15/24	117,000	119,734
Limited Liability Company Unit Class B (B) (F) (I)	117 shs.	03/15/24	—	26,572
			1,341,569	1,373,100
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
11.34% Term Loan due 01/04/2027 (SOFR + 6.000%)	$3,277,016	01/29/21	3,245,315	3,277,016
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	210,000
			3,358,218	3,487,016
Coduet Royalty Holdings, LLC
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
Limited Liability Company Unit (B)	580,688 uts.	05/07/24	580,688	580,688

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
10.68% Incremental Term Loan due 02/14/2028 (SOFR + 5.250%)	$1,575,914	*	$1,543,488	$1,575,914
10.67% Term Loan due 12/28/2027 (SOFR+ 5.250%) (G)	$1,739,554	02/14/22	1,553,271	1,574,250
Preferred Stock (B)	66 shs.	02/14/22	72,216	137,750
* 12/30/22 and 09/13/23.			3,168,975	3,287,914

Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and the commercialization of its portfolio of approved biosimilars.
13.32% First Lien Term Loan due 05/08/2029 (SOFR + 8.000%) (G)	$598,648	05/07/24	581,219	580,688

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit B (B) (I)	13,449 uts.	04/23/20	—	71,685
* 04/23/20, 10/30/20 and 11/18/20.
Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,683,078	04/15/22	2,663,658	2,591,853
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	1,035,543
			3,538,658	3,627,396
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.34% First Lien Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$1,422,393	04/15/22	1,294,623	1,304,102

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
10.54% Term Loan due 01/31/2025 (SOFR + 5.000%)	$1,200,392	01/30/20	1,197,611	1,040,740
10.54% Incremental Term Loan due 01/31/2027 (SOFR + 5.000%)	$159,625	09/14/23	157,190	138,395
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	—
* 01/30/2020, 03/05/21 and 09/14/23.			1,494,833	1,179,135

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
11.16% Term Loan due 12/22/2026 (SOFR + 5.750%) (G)	$2,998,829	12/22/20	2,881,899	2,729,102

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.98% First Lien Term Loan due 09/30/2028 (SOFR + 5.500%) (G)	$471,260	11/02/22	$367,573	$375,106
Preferred Stock (B)	19,231 shs.	11/02/22	19,231	20,577
			386,804	395,683
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
11.69% Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$2,951,956	12/29/21	2,847,158	2,822,328
11.69% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$234,019.00	07/31/23	229,746	229,666
11.69% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$521,287.00	12/21/23	511,602	511,591
Limited Liability Company Unit Class A (B)	1,019 uts.	04/29/24	47,094	29,451
Common Stock (B)	4,483 shs.	12/29/21	190,909	129,508
			3,826,509	3,722,544
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	748,287
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
10.94% Senior Term Loan 09/30/2027 (SOFR + 5.500%)	$3,258,910	10/01/21	3,223,612	3,252,392
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	150,279
			3,372,548	3,402,671
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% (1.50%PIK) Second Lien Term Loan due 06/27/2029	$1,446,154	06/27/24	1,417,294	1,417,231
Limited Liability Company Unit (B)	5,538 uts.	06/27/24	553,800	553,800
			1,971,094	1,971,031
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
11.18% First Lien Term Loan due 07/01/2027 (SOFR + 5.750%)	$3,433,400	07/20/21	3,395,640	3,433,400

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
12.44% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$3,407,080	11/22/21	$3,366,875	$3,349,159
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	66,392
			3,459,795	3,415,551
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.50% PIK) Term Loan due 02/28/2030	$1,976,806	03/01/23	1,930,128	1,943,793
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	932,920
			2,507,051	2,876,713
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.85% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$2,047,152	12/30/21	1,783,039	1,766,685
10.84% Incremental Term Loan due 12/30/2027 (SOFR + 5.500%)	$1,448,213	05/23/24	690,570	689,711
			2,473,609	2,456,396
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	642,679

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
10.97% Term Loan due 09/14/2027 (SOFR + 5.500%)	$1,438,533	09/14/21	1,423,181	1,250,085

Energy Acquisition Company, Inc.
ECI designs, manufactures, assembles, and integrates electrical wire harnesses, control boxes, and other components for specialty industrial and home appliance end markets.
11.83% First Lien Term Loan due 05/10/2029 (SOFR + 6.500%) (G)	$1,500,000	05/01/24	1,392,854	1,392,000

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
11.08% Term Loan due 12/15/2025 (SOFR + 9.424%)	$1,864,424	02/09/21	1,858,820	1,851,000
11.08% Incremental Term Loan due 12/15/2025 (SOFR + 5.750%)	$319,168	9/1/2023	315,106	316,870
			2,173,926	2,167,870
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
10.44% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$2,412,448	11/05/21	2,038,709	2,065,619

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	$741,480	$574,734
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	254,058	3,552,633

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.60% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$952,381	05/04/22	938,484	860,000
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	34,926
			1,005,747	894,926
Follett School Solutions
A provider of software for K-12 school libraries.
10.34% First Lien Term Loan due 07/09/2028 (SOFR + 5.000%)	$3,382,425	08/31/21	3,342,159	3,382,425
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	23,653
LP Interest (B) (F)	406 uts.	08/30/21	4,063	5,380
			3,364,087	3,411,458
Fortis Payments, LLC
A payment service provider operating in the payments industry.
11.18% Incremental Term Loan due 02/13/2026 (SOFR + 5.750%)	$1,505,079	01/31/24	1,222,777	1,220,840
11.18% First Lien Term Loan due 05/31/2026 (SOFR + 5.750%) (G)	$987,635	10/31/22	978,398	970,648
			2,201,175	2,191,488
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
11.23% Term Loan due 05/24/2027 (SOFR + 5.750%) (G)	$2,121,875	05/21/21	2,093,673	2,051,853
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	134,140
			2,312,423	2,185,993
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	281,642
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	281,642

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	1,559 shs.	03/29/19	$1,559,055	$346,624
Common Stock (B)	2,835 shs.	03/27/13	283,465	—
			1,842,520	346,624
Gojo Industries
A manufacturer of hand hygiene and skin health products.
10.34% Term Loan due 10/20/2028 (SOFR + 5.000%)	$1,272,032	10/24/23	1,239,958	1,239,086

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	312,207
* 12/19/17 and 04/16/19.

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	273,132
Limited Liability Company Unit Common Class A (B)	7,541 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	273,132

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$4,511,988	11/17/21	4,457,281	4,083,348

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
11.35% Senior Term Loan 08/31/2029 (SOFR + 6.000%) (G)	2111531	08/31/23	1,646,093	1,683,090
Limited Liability Company Unit (B)	23,529 uts.		23,529	25,647
			1,669,622	1,708,737
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
10.43% Term Loan due 03/31/2027 (SOFR + 5.000%)	$1,730,372	03/26/21	1,714,545	1,624,819

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F) (I)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F) (I)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F) (I)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F) (I)	89 uts.	10/14/11	—	—
			—	—

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.94% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$1,449,980	07/27/22	$1,101,571	$1,046,722
13.94% Incremental Term Loan due 07/27/2025 (SOFR + 8.500%)	$489,965	02/15/23	483,529	468,897
			1,585,100	1,515,619
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.80% Term Loan due 12/28/2029 (SOFR + 5.500%) (G)	$1,891,892	01/12/24	1,706,394	1,714,774
Limited Liability Company Unit (B) (F)	1,081 uts.	01/12/24	108,100	121,840
			1,814,494	1,836,614
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
12.57% Term Loan due 02/04/2028 (SOFR + 1.000% Cash, 5.000% PIK)	$848,192	04/05/22	838,384	762,524

i-Sight
A provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments.
12.97% Term Loan due 03/31/2027 (SOFR + 7.645%)	$745,823	04/15/22	739,627	737,619
Limited Liability Company Unit (B)	117,762 uts.	04/15/22	117,762	163,689
			857,389	901,308
ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
11.59% Senior Term Loan due 12/31/2028 (SOFR + 6.250%) (G)	$1,324,658	10/18/23	1,169,747	1,198,203

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.93% Term Loan due 04/20/2026 (SOFR + 5.500%)	$1,385,699	05/04/21	1,370,400	1,335,814

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.75% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$3,119,996	02/28/22	2,228,826	2,212,981
10.95% Term Loan due 02/28/2029 (SOFR + 5.600%)	548,524	03/16/23	535,645	538,266
10.91% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	407,503	04/28/23	399,668	399,882
Common Stock (B) (F)	802 shs.	02/28/22	83,943	184,540
			3,248,082	3,335,669

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.39% Term Loan due 09/30/2026 (SOFR + 5.000%)	$2,544,036	11/18/20	$2,524,511	$2,537,931
10.39% First Lien Term Loan due 10/31/2027 (SOFR + 5.000%)	$825,241	11/08/21	816,587	823,261
Limited Liability Company Unit Class (B)	41 uts.	11/19/20	41,109	41,933
			3,382,207	3,403,125
Kings III
A provider of emergency phones and monitoring services.
11.35% First Lien Term Loan due 07/07/2028 (SOFR + 6.000%) (G)	$988,491	08/31/22	837,289	839,132
11.35% Incremental Term Loan due 08/31/2028 (SOFR + 6.000%)	$1,005,580	02/16/24	745,381	745,492
			1,582,670	1,584,624

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
10.84% Term Loan due 12/23/2027 (SOFR + 5.500%) (G)	$3,432,265	02/07/22	2,941,109	2,958,935
Limited Liability Company Unit (B) (F)	14,305 uts.	02/07/22	14,816	33,043
			2,955,925	2,991,978
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
12.35% Term Loan due 12/18/2026 (SOFR + 6.750%)	$4,853,269	*	4,811,624	4,695,537
* 12/22/2020 and 09/09/2021

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	4,663,773	26,589,902

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
12.06% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$1,109,089	07/14/22	1,074,934	1,074,323

Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.
10.73% First Lien Term Loan due 02/18/2028 (SOFR + 5.250%) (G)	$1,292,201	02/24/22	1,272,404	1,286,704

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2023 (D)	$1,736,205	04/17/15	$1,735,164	$112,332
Limited Liability Company Unit (B)	9 uts.	04/17/15	1,356,658	—
			3,091,822	112,332
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
11.56% First Lien Term Loan due 11/22/2025 (SOFR + 6.000%)	$990,894	11/25/19	986,187	963,149

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
10.59% Senior Term Loan due 12/31/2029 (SOFR + 5.250%) (G)	$1,456,888	03/01/24	1,271,829	1,273,376
Limited Liability Company Unit (B)	614 uts.	03/01/24	61,400	52,026
			1,333,229	1,325,402
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.94% First Lien Term Loan due 07/30/2027 (SOFR + 5.500%)	$2,334,000	08/09/21	2,309,899	2,334,000
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	264,000
			2,509,899	2,598,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% Second Lien Term Loan due 06/23/2027	$1,233,514	06/27/22	1,221,740	1,233,514
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	1,724,799
			2,045,269	2,958,313
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
11.73% Incremental Term Loan due 08/21/2026 (SOFR + 6.250%)	$1,630,439	11/05/21	1,615,886	1,530,982
11.73% Term Loan due 08/21/2026 (SOFR + 6.250%)	$1,141,668	08/25/20	1,131,437	1,072,026
			2,747,323	2,603,008
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.43% Incremental Term Loan due 12/06/2027 (SOFR + 5.000%) (G)	$2,119,465	12/28/21	1,673,088	1,694,488
10.43% First Lien Term Loan due 11/30/2027 (SOFR + 5.000%)	$1,041,032	12/06/21	1,030,636	1,041,032
Limited Liability Company Unit Class A Preferred (B)	1,614 uts.	12/06/21	161,392	195,736
Limited Liability Company Unit Class B Common (B)	179 uts.	12/06/21	17,932	65,577
			2,883,048	2,996,833

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
9.84% Term Loan due 02/01/2026 (SOFR + 4.500%)	$2,309,580	02/10/21	$2,291,963	$2,309,580
9.94% Incremental Term Loan due 02/01/2027 (SOFR + 4.500%)	$1,026,454	11/14/22	1,010,839	1,025,427
			3,302,802	3,335,007
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
11.08% Term Loan due 09/13/2029 (SOFR + 5.750%) (G)	$3,431,061	9/13/2023	2,030,962	2,077,855
Limited Liability Company Unit (B) (F)	66,152 uts.	9/13/2023	66,152	55,568
			2,097,114	2,133,423
Newforma
A leader in Project Information Management software for the construction industry.
11.84% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,844,815	03/31/23	1,636,199	1,657,853
Limited Liability Company Unit (B)	203,181 uts.	08/15/23	209,327	205,213
			1,845,526	1,863,066
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
10.13% Term Loan due 09/30/2027 (SOFR + 4.650%)	$1,520,151	10/01/21	1,503,680	1,520,151

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027	$391,772	10/24/23	391,772	391,772
Preferred Stock	27 shs.	10/24/23	175,706	245,118
Common Stock (I)	21 shs.	10/24/23	—	—
			567,478	636,890
Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
10.85% Term Loan due 12/10/2028 (SOFR + 5.500%) (G)	$1,928,099	12/20/21	1,659,466	1,674,397
10.58% Incremental Term Loan due 12/20/2028 (SOFR + 5.250%)	$1,280,613	06/06/24	1,274,292	1,274,210
10.85% Incremental Term Loan due 12/20/2028 (SOFR + 5.500%)	$222,773	04/29/22	219,766	221,659
Limited Liability Company Unit (B)	42,184 uts.	09/29/17	42,184	98,289
			3,195,708	3,268,555
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
10.44% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$1,326,477	03/31/22	1,024,880	1,035,843

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
10.09% Term Loan due 12/18/2025 (SOFR + 4.750%)	$3,218,313	12/23/19	$3,202,370	$3,212,841

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	772,121 shs.	*	772,121	880,218
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
13.63% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$1,904,762	10/20/23	1,214,992	1,220,068
Limited Liability Company Unit (B)	59,524 uts.	10/20/23	595,240	485,121
			1,810,232	1,705,189
PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
10.56% Term Loan due 03/06/2025 (SOFR + 5.250%)	$1,422,638	03/06/19	1,419,419	1,388,495

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
11.58% First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$3,838,401	12/20/21	3,792,325	3,787,734
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	95,555
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	32,277
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	9,229
			3,792,325	3,924,795
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
11.34% Term Loan due 11/17/2024 (SOFR + 6.000%)	$2,901,576	11/14/17	2,882,399	2,901,576
11.34% Term Loan due 08/31/2026 (SOFR + 6.000%)	$585,833	09/29/20	578,324	585,833
			3,460,723	3,487,409

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
10.10% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$1,635,134	12/03/21	$1,398,381	$1,417,040
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	489,824
			1,694,724	1,906,864
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$4,703,123	07/31/14	2,159,212	1,594,359
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,594,359

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
11.34% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$2,604,525.00	11/15/21	2,586,182	2,508,157

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
11.58% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$1,704,062	07/18/23	1,283,545	1,317,550
Limited Liability Company Unit (B)	66 uts.	07/18/23	66,000	70,392
			1,349,545	1,387,942
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
11.18% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$1,684,194	03/15/22	1,566,669	1,587,419
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	58,645
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	154,839
			1,760,217	1,800,903
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
11.59% First Lien Term Loan due 10/31/2028 (SOFR + 6.250%) (G)	$482,868	11/01/22	344,911	354,975
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	13,696
			358,211	368,671
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.20% Term Loan due 07/31/2026 (SOFR + 5.750%)	$2,716,715	08/12/20	2,697,570	2,716,715
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	21,505
			2,742,373	2,738,220

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
10.09% Term Loan due 10/27/2026 (SOFR + 4.750%)	$3,072,133	12/09/20	$3,034,347	$3,047,556

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.95% Term Loan due 08/16/2027 (SOFR + 5.500%)	$1,893,204	11/15/21	1,867,489	1,700,097
Limited Liability Company Unit (B)	78,947 uts.	09/29/17	78,947	26,053
			1,946,436	1,726,150
RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
11.59% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$1,483,442	12/30/22	1,083,491	1,117,582

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.39% Term Loan due 07/31/2026 (SOFR + 5.000%)	$4,897,434	07/30/18	4,866,621	4,834,256

Rock Labor
A provider of live entertainment event labor in the United States.
10.82% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$835,258	09/14/23	693,433	706,811
Limited Liability Company Unit (B) (F)	$25,455	09/14/23	136,294	153,239
			829,727	860,050
ROI Solutions
Call center outsourcing and end user engagement services provider.
10.44% Term Loan due 07/31/2024 (SOFR + 5.000%)	$1,162,709	07/31/18	1,159,107	1,162,709

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.94% Term Loan due 10/23/2025 (SOFR + 5.500%)	$4,109,100	*	4,082,914	4,109,100
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
11.31% Term Loan due 05/29/2024 (SOFR + 6.000%)	$2,590,185	01/08/19	2,578,350	2,320,806

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.50% Term Loan due 12/15/2026 (SOFR + 6.000%)	$3,309,405	12/15/20	$3,278,907	$3,306,096
Common Stock (B)	60 shs.	12/16/20	60,667	77,866
			3,339,574	3,383,962
Sandvine Corporation
A provider of active network intelligence solutions.
9.84% First Lien Term Loan due 11/02/2025 (SOFR + 4.500%)	$572,727	11/01/18	80,182	80,182
2.00% First Lien Term Loan due 11/02/2025	$68,845	06/28/24	59,019	9,638
Class C Units (B) (I)	63,636 uts.	06/28/24	—	—
			139,201	89,820
Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.98% First Lien Term Loan due 07/31/2024 (SOFR + 4.500%)	$3,645,182	07/27/18	3,632,545	3,492,084

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
12.09% Term Loan due 01/31/2028 (SOFR + 6.750%) (G)	$1,483,826	03/27/23	1,366,942	1,405,744

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.93% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$2,979,949	12/16/21	2,691,243	2,472,927

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.34% Term Loan due 12/30/2026 (SOFR + 5.000%)	$3,444,782	12/30/20	3,350,007	2,390,168

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.93% Second Lien Term Loan due 11/10/2028 (SOFR + 7.500%)	$3,500,000	03/02/21	3,443,251	3,500,000

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.94% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$3,422,794	11/03/21	3,178,797	3,216,912

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
11.09% First Lien Term Loan due 09/30/2029 (SOFR + 5.750%) (G)	$3,093,867	09/01/23	$1,959,072	$2,018,750
Common Stock (B)	58 shs.	09/01/23	58,000	86,254
			2,017,072	2,105,004
Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
12.00% (1.00% PIK) Term Loan due 11/30/2028	$1,013,055	11/08/23	995,608	997,859

Stackline
An e-commerce data company that tracks products sold through online retailers.
13.00% Term Loan due 07/30/2028 (SOFR + 6.500%)	$4,473,010	07/29/21	4,433,213	4,396,968
Common Stock (B)	2,720 shs.	07/30/21	85,374	132,464
			4,518,587	4,529,432
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
11.24% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$2,515,938	12/02/21	2,214,372	2,109,712
11.24% Incremental Term Loan due 12/02/2027 (SOFR + 5.750%)	$971,791	04/02/24	953,662	920,286
			3,168,034	3,029,998
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.91% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$1,854,394	07/02/21	1,718,601	1,725,333
10.63% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$1,493,141	06/07/24	752,341	751,989
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	187,799
			2,620,274	2,665,121
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
12.06% First Lien Term Loan due 03/31/2030 (SOFR + 6.750%)	$2,376,238	03/04/24	1,885,751	1,888,158
Limited Liability Company Unit (B) (F)	623,762 shs.	03/04/24	623,762	598,812
			2,509,513	2,486,970
Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
11.19% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$980,873	03/31/22	923,454	923,308
11.44% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$451,475	05/22/23	365,948	373,703
			1,289,402	1,297,011

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Senior Subordinated Note due 05/02/2030	$2,100,000	05/25/23	$2,064,680	$2,073,750
Limited Liability Company Unit (B) (F)	1,400,000 uts.	05/25/23	1,400,000	1,456,000
			3,464,680	3,529,750
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
10.48% Term Loan due 12/20/2027 (SOFR + 5.000%) (G)	$4,029,169	12/20/21	3,369,302	3,329,493

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,956,763	04/29/22	1,933,879	1,837,400
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	973,628
			3,604,905	2,811,028
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
13.14% Holdco PIK Note due 10/21/2028 (SOFR + 7.750%)	$2,608,780	10/28/21	2,579,982	2,600,432
9.66% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$904,730	12/21/21	679,861	689,696
			3,259,843	3,290,128
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
11.19% Term Loan due 09/30/2026 (SOFR + 5.750%)	$3,372,032	*	3,342,383	3,359,556
* 12/02/19 and 12/10/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	170,256

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B) (I)	39,963 uts.	11/30/17	—	27,633

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
10.08% Term Loan due 02/10/2025 (SOFR + 4.750%)	$1,623,627	02/13/20	1,620,138	1,623,627

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
10.84% Unitranche Term Loan due 02/19/2026 (SOFR + 5.500%)	$3,404,389	02/25/21	$3,378,013	$3,247,787
10.83% Incremental Term Loan due 02/26/2027 (SOFR + 5.500%)	$158,845	10/19/23	156,017	151,538
			3,534,030	3,399,325
Trintech, Inc.
An international provider of core, cloud-based financial close software.
10.84% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$3,483,750	07/25/23	3,216,974	3,224,356

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
Limited Liability Company Unit (B) (F)	115 uts.	09/28/18	124,682	249,604

Turnberry Solutions, Inc.
A provider of technology consulting services.
11.23% Term Loan due 07/30/2026 (SOFR + 5.750%)	$3,296,283	07/29/21	3,268,880	3,296,283

USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
12.75% Term Loan due 06/30/2029	$1,157,922	03/14/24	1,141,590	1,157,922

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
11.23% Term Loan due 11/12/2024 (SOFR + 5.750%)	$4,215,538	*	4,193,998	4,164,952
* 11/29/18 and 03/25/19.

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.85% Term Loan due 06/01/2028 (SOFR + 5.500%)	$3,263,889	06/01/21	3,227,357	3,263,889
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	70,864
			3,265,724	3,334,753
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
11.68% First Lien Term Loan due 12/31/2025 (SOFR + 6.250%)	$4,363,620	05/17/18	4,352,584	4,285,075

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
11.68% Term Loan due 12/27/2027 (SOFR + 6.250%) (G)	$1,779,331	08/01/23	858,220	886,397

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 94.93%: (C)

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	$751,212	$90,145

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
12.35% First Lien Term Loan due 02/15/2029 (SOFR + 7.000%) (G)	$1,924,886	02/15/23	1,766,601	1,825,963
Limited Liability Company Unit (B)	8,412 uts.	02/15/23	84,116	109,519
			1,850,717	1,935,482
Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
11.25% Term Loan due 11/30/2027 (SOFR+ 5.750%) (G)	$2,461,476	12/01/21	2,239,198	2,218,001
11.25% Term Loan due 12/01/2027 (SOFR+ 5.750%)	$190,581	04/09/24	187,007	186,769
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	187,622
Limited Liability Company Unit Preferred (B) (F)	66 uts.	09/29/17	67,385	70,410
			2,796,969	2,662,802
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
11.08% Term Loan due 03/22/2030 (SOFR + 5.750%) (G)	$3,491,675	03/22/24	3,254,734	3,257,799

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
11.08% Term Loan due 10/03/2029 (SOFR + 5.750%) (G)	$1,973,230	10/03/22	1,693,196	1,683,148

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
10.98% First Lien Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$2,054,785	02/09/22	1,785,275	1,769,113
10.98% Incremental Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$1,329,543	08/31/23	1,201,388	1,198,691
Limited Liability Company Unit (B) (F)	65 uts.	02/09/22	65,036	93,522
			3,051,699	3,061,326

Total Private Placement Investments (E)			$314,824,784	$332,371,484
See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Restricted Securities - 97.35%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 2.42%: (H)

Bonds - 2.42%
AOC, LLC	6.625	10/15/2029	$140,000	$126,002	$132,503
Carriage Purchaser Inc.	7.875	10/15/2029	1,250,000	996,002	1,151,584
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	698,822
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,073,099	453,137
Frontier Communications	8.750	05/15/2030	387,000	387,000	398,781
Herbalife	12.250	04/15/2029	915,000	889,272	912,033
LifePoint Health	11.000	10/15/2030	1,000,000	1,043,361	1,101,768
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	1,000,000	968,976	1,016,654
Prime Security Services, LLC	6.250	01/15/2028	1,200,000	1,119,860	1,182,507
Scientific Games Holdings LP	6.625	03/01/2030	960,000	960,000	935,824
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	802,452	470,529
Total Bonds				9,046,024	8,454,142

Common Stock - 0.00%
TherOX, Inc. (B)			6 shs	—	—
Touchstone Health Partnership (B)			1,168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$9,046,024	$8,454,142

Total Corporate Restricted Securities				$323,870,808	$340,825,626

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Corporate Public Securities - 1.08%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.08%
Clear Channel Worldwide Holdings	—	7.500	08/31/27	$1,000,000	$990,786	$972,500
Magenta Buyer LLC	8.250	13.841	05/03/29	1,006,667	999,759	295,014
Precisely	4.000	9.841	04/24/28	1,243,606	1,232,814	1,218,734
Syncsort Incorporated	7.250	12.841	04/23/29	444,444	442,368	425,000
Wastequip, LLC	7.750	13.194	02/27/26	1,000,000	995,697	857,500
Total Bank Loans					4,661,424	3,768,748

Common Stock - 0.00%
Chase Packaging Corporation (B)				9,541 shs	—	315
Total Common Stock					—	315

Total Corporate Public Securities					$4,661,424	$3,769,063

Short-Term Securities - 4.27%: (A)		Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 4.27%
DNB Bank ASA		5.280	07/05/24	$8,000,000	$7,995,306	$7,995,306
Southern Power Company		5.540	07/29/24	7,000,000	6,969,947	6,969,947
Total Short-Term Securities					14,965,253	14,965,253

Total Investments		102.70%			$343,497,485	$359,559,942
Other Assets		6.55				22,937,824
Liabilities		(9.25)				(32,385,658)
Total Net Assets		100.00%				$350,112,108
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of June 30, 2024, the value of these securities amounted to $332,371,484 or 94.93% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of June 30, 2024, total unfunded commitments amounted to $21,064,593 and had unrealized appreciation of $115,489 or 0.03% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.
^    Effective yield at purchase.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.33%
Accurus Aerospace	$935,658
Applied Aerospace Structures Corp.	632,413
Bridger Aerospace	1,066,008
Compass Precision	3,627,396
CTS Engines	2,729,102
Mission Microwave	1,325,402
Narda-MITEQ (JFL-Narda Partners, LLC)	2,996,833
Trident Maritime Systems	3,399,325
Whitcraft Holdings, Inc.	1,935,482
18,647,619
AIRLINES - 1.66%
Aero Accessories	2,384,644
Echo Logistics	3,415,551
5,800,195
AUTOMOTIVE - 3.14%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	883,204
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	995,643
EFC International	2,876,713
JF Petroleum Group	1,335,814
Omega Holdings	1,035,843
Randy's Worldwide	368,671
Spatco	997,859
SVI International, Inc.	2,486,970
10,980,717
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.90%
The Caprock Group	3,290,128
The Hilb Group, LLC	3,359,556
6,649,684
BUILDING MATERIALS - 1.35%
Decks Direct	3,722,544
New Enterprise Stone & Lime Co Inc.	1,016,654
4,739,198
CABLE & SATELLITE - 0.13%
CSC Holdings LLC	453,137

CHEMICALS - 1.71%
Americo Chemical Products	993,865
Kano Laboratories LLC	3,403,125
Polytex Holdings LLC	1,594,359
5,991,349

Industry Classification:	Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 5.60%
CJS Global	$1,710,779
LYNX Franchising	4,695,537
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	1,074,323
Mobile Pro Systems	2,958,313
Prime Security Services, LLC	1,182,507
ROI Solutions	1,162,709
Team Air (Swifty Holdings LLC)	3,529,750
Turnberry Solutions, Inc.	3,296,283
19,610,201
CONSUMER PRODUCTS - 3.25%
AMS Holding LLC	162,782
Blue Wave Products, Inc.	136,033
Elite Sportswear Holding, LLC	642,679
gloProfessional Holdings, Inc.	346,624
Handi Quilter Holding Company (Premier Needle Arts)	273,132
Ice House America	1,836,614
Jones Fish	3,335,669
Master Cutlery LLC	112,332
Renovation Brands (Renovation Parent Holdings, LLC)	1,726,150
Terrybear	2,811,028
11,383,043
DIVERSIFIED MANUFACTURING - 5.78%
AOC, LLC	132,503
Energy Acquisition Company, Inc.	1,392,000
F G I Equity LLC	3,552,633
HTI Technology & Industries Inc	1,515,619
MNS Engineers, Inc.	2,598,000
Process Insights Acquisition, Inc.	1,387,942
Safety Products Holdings, Inc.	3,383,962
Standard Elevator Systems	3,029,998
Tank Holding	1,297,011
Therma-Stor Holdings LLC	27,633
Trystar, Inc.	249,604
Worldwide Electric Corporation	1,683,148
20,250,053

ELECTRIC - 3.34%
Cascade Services	1,298,959
Dwyer Instruments, Inc.	3,433,400
Southern Power Company	6,969,947
11,702,306

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ENVIRONMENTAL - 1.42%
ENTACT Environmental Services, Inc.	$2,167,870
Marshall Excelsior Co.	1,286,704
Northstar Recycling	1,520,151
4,974,725
FINANCIAL COMPANIES - 3.00%
DNB Bank ASA	7,995,306
Portfolio Group	2,508,157
10,503,463

FINANCIAL OTHER - 1.73%
Coduet Royalty Holdings, LLC	580,688
Cogency Global	3,287,914
Fortis Payments, LLC	2,191,488
6,060,090

FOOD & BEVERAGE - 3.51%
California Custom Fruits & Flavors	427,379
Del Real LLC	748,287
Herbalife	912,033
PANOS Brands LLC	880,218
Sara Lee Frozen Foods	3,492,084
Westminster Acquisition LLC	90,145
Woodland Foods, Inc.	2,662,802
Ziyad	3,061,326
12,274,274
GAMING - 0.27%
Scientific Games Holdings LP	935,824

HEALTHCARE - 7.93%
Cadence, Inc.	3,014,456
Cloudbreak	1,373,100
Ellkay	1,250,085
GD Dental Services LLC	281,642
Heartland Veterinary Partners	4,083,348
HemaSource, Inc.	1,708,737
Home Care Assistance, LLC	1,624,819
Illumifin	762,524
ISTO Biologics	1,198,203
LifePoint Health	1,101,768
Navia Benefit Solutions, Inc.	3,335,007
Office Ally (OA TOPCO, LP)	3,268,555
Parkview Dental Partners	1,705,189
RedSail Technologies	3,047,556
27,754,989

Industry Classification:	Fair Value/ Market Value

HEALTH INSURANCE - 0.25%
Warner Pacific Insurance Services	$886,397

INDUSTRIAL OTHER - 13.92%
Concept Machine Tool Sales, LLC	1,179,135
E.S.P. Associates, P.A.	574,734
Gojo Industries	1,239,086
Kings III	1,584,624
Madison Indoor Air Solutions	26,589,902
Media Recovery, Inc.	963,149
Ocelot Holdco	636,890
Polara (VSC Polara LLC)	1,906,864
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	1,388,495
SBP Holding LP	1,405,744
Stratus Unlimited	2,665,121
Tencarva Machinery Company	3,329,493
USA Industries	1,157,922
Wastequip, LLC	857,500
World 50, Inc.	3,257,799
48,736,458

LOCAL AUTHORITY - 0.85%
LeadsOnline	2,991,978

MEDIA & ENTERTAINMENT - 3.55%
Advantage Software	152,403
ASC Communications, LLC (Becker's Healthcare)	713,439
BrightSign	3,087,587
Clear Channel Worldwide Holdings	972,500
DistroKid	3,402,671
Music Reports, Inc.	2,603,008
Rock Labor	860,050
Terrier Media Buyer, Inc.	470,529
The Octave Music Group, Inc. (fka TouchTunes)	170,256
12,432,443

PACKAGING - 1.73%
ASC Holdings, Inc.	1,589,878
Brown Machine LLC	1,589,102
Chase Packaging Corporation	315
Diversified Packaging	1,971,031
Five Star Holding, LLC	894,926
6,045,252

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
June 30, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

PROPERTY AND CASUALTY - 1.12%
Pearl Holding Group	$3,924,795

TECHNOLOGY - 22.96%
1WorldSync, Inc.	4,811,473
AdaCore Inc	1,593,032
Audio Precision	3,368,358
Best Lawyers (Azalea Investment Holdings, LLC)	3,161,128
CAi Software	4,340,899
Cash Flow Management	1,775,577
CloudWave	3,487,016
Coherus Biosciences	580,688
Command Alkon	71,685
Comply365	1,304,102
DataServ	395,683
EFI Productivity Software	2,456,396
Follett School Solutions	3,411,458
GraphPad Software, Inc.	312,207
i-Sight	901,308
Magenta Buyer LLC	295,014
Net at Work	2,133,423
Newforma	1,863,066
Options Technology Ltd	3,212,841
Precisely	1,218,734
ProfitOptics	1,800,903
Recovery Point Systems, Inc.	2,738,220
RPX Corp	4,109,100
Ruffalo Noel Levitz	2,320,806
Sandvine Corporation	89,820

Industry Classification:	Fair Value/ Market Value

Scaled Agile, Inc.	$2,472,927
Smart Bear	3,500,000
Smartling, Inc.	3,216,912
smartShift Technologies	2,105,004
Stackline	4,529,432
Syncsort Incorporated	425,000
Transit Technologies LLC	1,623,627
Trintech, Inc.	3,224,356
U.S. Legal Support, Inc.	4,164,952
VitalSource	3,334,753
80,349,900
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.11%
Frontier Communications	398,781

TRANSPORTATION SERVICES - 7.16%
AIT Worldwide Logistics, Inc.	3,565,385
Carriage Purchaser Inc.	1,151,584
eShipping	2,065,619
FragilePAK	2,185,993
Pegasus Transtech Corporation	3,487,409
RoadOne IntermodaLogistics	1,117,582
Rock-it Cargo	4,834,256
SEKO Worldwide, LLC	2,390,168
VP Holding Company	4,285,075
25,083,071
Total Investments - 102.70%
(Cost - $343,497,485)	$359,559,942

See Notes to Consolidated Financial Statements 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
(Unaudited)

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $332,371,484 (94.93% of net assets) as of June 30, 2024, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2024, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
 Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update, 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. In December 2022, the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Trust has evaluated the guidance and does not expect a significant impact on its consolidated financial statements.
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the Trust’s financial statements.

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Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2024.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2024 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$11,743,952	$—	$8,454,142	$3,289,810
Bank Loans	277,966,908	—	9,638	277,957,270
Common Stock - U.S.	5,143,370	—	—	5,143,370
Preferred Stock	1,521,552	—	—	1,521,552
Partnerships and LLCs	44,449,844	—	—	44,449,844
Public Securities
Bank Loans	3,768,748	—	2,796,248	972,500
Common Stock	315	315	—	—
Short-Term Securities	14,965,253	14,965,253	—	—
Total	$359,559,942	$14,965,568	$11,260,028	$333,334,346
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2024.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$250,550,102	Income Approach	Implied Spread	9.2% - 17.9%	12.0%
	$5,134,587	Market Approach	Revenue Multiple	6.8x - 9.0x	8.7x
Corporate Bonds	$1,583,119	Income Approach	Implied Spread	22.4%	22.4%
	$1,594,359	Market Approach	Revenue Multiple	0.2x	0.2x
Equity Securities**	$49,634,204	Enterprise Value Waterfall Approach	Valuation Multiple	3.3x - 32.0x	11.6x
	$296,153	Market Approach	Revenue Multiple	6.8x - 9.0x	7.8x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $24,541,822 have been excluded from the preceding table.
*    The weighted averages disclosed in the table above were weighted by relative fair value
**    Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2023	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 06/30/2024
Restricted Securities
Corporate Bonds	$10,783,333	$(61,567)	$27,526	$—	$(7,459,482)	$—	$—	$3,289,810
Bank Loans	297,191,545	(1,898,130)	31,904,245	(2,024,441)	(47,165,465)	—	(50,484)	277,957,270
Common Stock - U.S.	5,064,000	1,221,930	1,321,450	(2,464,010)	—	—	—	5,143,370
Preferred Stock	3,254,063	(1,318,251)	14,778	(429,038)	—	—	—	1,521,552
Partnerships and LLCs	41,933,060	3,583,399	862,780	(1,929,395)	—	—	—	44,449,844
Public Securities
Bank Loans	—	(17,500)	990,043	(43)	—	—	—	972,500
	$358,226,001	$1,509,881	$35,120,822	$(6,846,927)	$(54,624,947)	$—	$(50,484)	$333,334,346
* For the six months ended June 30, 2024, transfers out of Level 3 were the result of changes in observability of significant inputs for certain portfolio companies.

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OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation / (Depreciation) in Net Assets from assets still held
Interest - OID Amortization	$565,706	$—
Net realized gain (loss) on investments before taxes	666,308	—
Net change in unrealized appreciation (depreciation) of investments before taxes	277,867	1,109,852.00
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2024, the fair value of the Trust’s non-accrual assets was $1,706,691, or 0.5% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $3,894,376, or 1.2% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2024, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees

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either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2024, the CI Subsidiary Trust has incurred income tax expense of $22,202.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2024, the CI Subsidiary Trust has a deferred tax liability of $919,135.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2024 the Trust incurred total interest expense on the Note of $526,557.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $15,000,000 to a total aggregate commitment amount of $45,000,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $168,859 are presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the six months ended June 30, 2024, was approximately $8,500,000 and 7.60%, respectively. As of June 30, 2024, the credit facility had no outstanding principal balance.
5. Purchases and Sales of Investments

	For the six months ended 06/30/2024
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$36,088,623	$64,787,534
Corporate public securities	1,237,875	2,265,308
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Cybersecurity Risk
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us, Barings or our portfolio investments. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our or Barings’ information systems or those of our portfolio investments for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Barings’ employees may be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The Trust’s business operations rely upon secure information technology systems for data processing, storage, and reporting. The Trust depends on the effectiveness of the information and cybersecurity policies, procedures, and capabilities maintained by its affiliates and their respective third-party service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them.
Substantial costs may be incurred in order to prevent any cyber incidents in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As the Trust’s and our portfolio investments’ reliance on technology has increased, so have the risks posed to the Trust’s information systems, both internal and those provided by Barings and third-party service providers, and the information systems of the Trust’s portfolio investments. Barings has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as the Trust’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that the Trust’s financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity continues to be a key priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals or the general investing public of data security breaches involving certain types of personal data, including the SEC, which, on July 26, 2023, adopted amendments requiring the prompt public disclosure of certain cybersecurity breaches. If the Trust fails to comply with the relevant laws and regulations, the Trust could suffer financial losses, a disruption of the Trust’s business, liability to investors, regulatory intervention or reputational damage.
Defaults by Portfolio Investments
A portfolio investment’s failure to satisfy financial or operating covenants imposed by the Trust or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio investment’s ability to meet its obligations under the debt or equity securities that the Trust holds. The Trust may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio investment.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Inflation Risk
Certain of the Trust’s portfolio investments are in industries that could be impacted by inflation. If such portfolio investments are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Trust’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Trust’s portfolio investments’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Trust’s portfolio investments could result in future realized or unrealized losses and therefore reduce the Trust’s net assets resulting from operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
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Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.

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Valuation Risk
Under the 1940 Act, the Trust is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by the Board of Trustees. The Board has designated Barings as valuation designee to perform the Trust’s fair value determinations relating to the value of our assets for which market quotations are not readily available.
Typically there is not a public market for the securities in which we have invested and will generally continue to invest. Barings conducts the valuation of such investments, upon which the Trust’s net asset value is primarily based, in accordance with its valuation policy, as well as established and documented processes and methodologies for determining the fair values of investments on a recurring basis in accordance with the 1940 Act and ASC Topic 820. The Trust’s current valuation policy and processes were established by Barings and have been approved by the Board. The Adviser has established a pricing committee that is, subject to the oversight of the Board, responsible for the approval, implementation and oversight of the processes and methodologies that relate to the pricing and valuation of assets held by the Trust. Barings uses independent third-party providers to price the portfolio, but in the event an acceptable price cannot be obtained from an approved external source, Barings will utilize alternative methods in accordance with internal pricing procedures established by Barings’ pricing committee.
The determination of fair value and consequently, the amount of unrealized appreciation and depreciation in the Trust’s portfolio, is to a certain degree subjective and dependent on the judgment of Barings. Certain factors that may be considered in determining the fair value of the Trust’s investments include the nature and realizable value of any collateral, the portfolio investment’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio investment does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Barings’ determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, Barings’ fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that the Trust may ultimately realize upon the sale or disposition of one or more of its investments. As a result, investors purchasing the Trust’s securities based on an overstated net asset value would pay a higher price than the value of the Trust’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of the Trust’s investments might warrant.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At June 30, 2024, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
AdaCore Inc	$571,797	$571,673
Best Lawyers	300,641	306,104
California Custom Fruits & Flavors	380,513	380,391
Cascade Services	555,882	572,514
Cloudbreak	396,825	396,748
CTS Engines LLC	91,076	90,675
EFI Productivity Software	729,538	729,538
Electrical Components	78,000	78,000
Fortis Payments, LLC	132,961	132,693
Ice House America	65,946	65,681
Jones Fish	449,347	454,683
Kings III	146,423	146,265
Net at Work	1,060,606	1,076,199
Parkview Dental Partners	656,122	657,407
Process Insights Acquisition, Inc.	219,706	224,749

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Randy's Worldwide	90,014	91,881
RoadOne IntermodaLogistics	168,199	176,660
smartShift Technologies	726,430	745,151
Stratus Unlimited	236,885	236,885
SVI International, Inc.	222,772	222,715
Trident Motion Technologies	204,545	201,567
Warner Pacific Insurance Services	892,934	908,085
Whitcraft LLC	1,260,774	1,260,774
Ziyad	103,862	103,516
	$9,741,798	$9,830,554

Revolvers	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$24,393	$22,444
AdaCore Inc	211,506	211,460
Aero Accessories	83,333	82,842
Americo Chemical Products	249,559	254,833
Applied Aerospace Structures Corp.	64,516	66,022
ASC Communications, LLC	45,328	45,808
Best Lawyers	224,359	227,090
BrightSign	55,848	54,984
CAi Software	471,493	468,391
California Custom Fruits & Flavors	114,154	114,117
Cascade Services	105,882	108,654
Cash Flow Management	149,254	149,160
CJS Global	484,848	487,323
Cloudbreak	238,095	238,049
Cogency Global	165,304	164,039
Comply365	109,756	109,239
DataServ	96,154	96,550
Decks Direct, LLC	74,721	67,496
EFI Productivity Software	239,524	240,618
eShipping	346,829	350,986
Fortis Payments, LLC	125,390	125,184
HemaSource, Inc.	419,995	425,270
Trident Motion Technologies	136,364	134,378
Ice House America	84,685	84,552
ISTO Biologics	126,456	126,649
Jones Fish	399,324	400,292
Kings III	116,515	117,048
LeadsOnline	455,531	456,095
Magnolia Wash Holdings	19,238	19,849
Marshall Excelsior Co.	5,498	7,697
Mission Microwave	157,580	157,522
Narda-MITEQ	424,977	429,556
Net at Work	265,152	271,171
Newforma	164,824	171,687

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Office Ally	$244,061	$247,645
Omega Holdings	284,001	283,751
Polara	218,094	220,763
Process Insights Acquisition, Inc.	166,806	173,730
ProfitOptics	96,774	101,839
Randy's Worldwide	37,879	38,948
RoadOne IntermodaLogistics	194,694	199,331
Rock Labor	120,095	120,414
SBP Holdings	78,083	81,053
Scaled Agile, Inc	250,746	238,220
Smartling, Inc.	205,882	207,543
smartShift Technologies	348,687	356,568
Standard Elevator Systems	272,881	260,789
SVI International, Inc.	222,772	222,715
Tank Holding Corp	43,636	43,963
Tencarva Machinery Company	619,093	616,522
The Caprock Group	215,035	217,366
Trintech Inc	178,571	179,413
Whitcraft LLC	210,811	218,482
Woodland Foods, Inc.	194,246	174,297
World 50, Inc.	170,327	170,312
Worldwide Electric Corporation	248,447	246,590
Ziyad	244,789	242,219
	$11,322,795	$11,349,528

Total Unfunded Commitments	$21,064,593	$21,180,082
As of June 30, 2024, unfunded commitments had unrealized appreciation of $115,489 or 0.03% of net assets.
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2024
	Amount	Per Share
Investment income	$10,062,286
Net investment income (net of taxes)	8,072,939	$0.40
Net realized and unrealized gain on investments (net of taxes)	2,220,645	0.11

	June 30, 2024
	Amount	Per Share
Investment income	$10,476,955
Net investment income (net of taxes)	8,623,260	$0.42
Net realized and unrealized loss on investments (net of taxes)	(1,990,190)	(0.10)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
9.    Results of Shareholder Meeting
The Annual Meeting of Shareholders was held on Thursday, May 16, 2024. The shareholders were asked to vote to re-elect Edward P. Grace and Clifford M. Noreen as Trustees, each for a three-year term. The shareholders approved the proposal. The Trust’s other Trustees, Michael H. Brown, Barbara M. Ginader, Susan B. Sweeney, Maleyne M. Syracuse and David M. Mihalick, continued to serve their respective terms following the May 16, 2024 Annual Shareholder Meeting. The results of the voting are set forth below.

	Shares for	Withheld
Edward P. Grace	13,257,466	248,250
Clifford M. Noreen	13,289,288	216,428

10. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of June 30, 2024, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.
On August 6, 2024, the Board appointed Itzbell Branca to serve as Chief Compliance Officer of the Trust, effective as of September 1, 2024, to replace Gregory MacCordy, who was serving as Chief Compliance Officer of the Trust.
Ms. Branca is a Director in Sales Practices Compliance and assists in the development, maintenance, and management of Barings’ compliance programs and activities relevant to its registered closed-end funds, business development companies, and its investment adviser. Ms. Branca has worked in the industry since 2000 and has extensive experience in compliance, regulatory examinations, broker-dealer supervision, and business risk management. Prior to joining Barings in 2019, Ms. Branca worked at LPL Financial in various positions that included Co-Head of Complex Products Supervision. Ms. Branca holds a B.S. in Finance, Marketing and Multinational Business from Florida State University and an M.B.A. from DeVry University. Ms. Branca holds FINRA licenses series 4, 7, 24, 51, 63, and 66.
There is no arrangement or understanding between Ms. Branca and any other person pursuant to which she was appointed as Chief Compliance Officer. Further, with regard to Ms. Branca, there are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which the Trust is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS JAPAN LIMITED; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS BDC, INC.; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BARINGS”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
•    Applications or other forms, interviews, or by other means;
•    Consumer or other reporting agencies, government agencies, employers or others;
•    Your transactions with us, our affiliates, or others; and
•    Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees
Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Robert Spengler, Jr.
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

CI6216

(b) Not applicable.
ITEM 2. CODE OF ETHICS.
Not applicable for semi-annual reports.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semi-annual reports.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semi-annual reports.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable for semi-annual reports.
ITEM 6. INVESTMENTS
(a) A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.
(b) Not applicable.
ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not applicable.
ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable for semi-annual reports.
ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable for semi-annual reports.
(b)    There were no changes to the Registrant's Portfolio Managers during the period covered by this report.
ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/24-1/31/24	0	0	0	0
Month #2 02/01/24-2/29/24	0	0	0	0
Month #3 03/01/24-3/31/24	0	0	0	0
Month #4 04/01/24-4/30/24	0	0	0	0
Month #5 05/01/24-5/31/24	0	0	0	0
Month #6 06/01/24-6/30/24	0	0	0	0
Total	0	0	0	0
ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There were no material changes to the procedures by which shareholder may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this item.
ITEM 16. CONTROLS AND PROCEDURES.
(a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable.
(b)    Not applicable.
ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a)    Not applicable.
ITEM 19. EXHIBITS
(a)    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2,to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable for semi-annual reports.

    (2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable for semi-annual reports.

    (3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

    (4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

    (5) Change in the registrant’s independent public accountant.

Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the Act.

Attached hereto as EX-99.32
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 6, 2024
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 6, 2024

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	September 6, 2024